UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Efficient Equity Fund	August 31, 2019
PREFX	Investor Class
TEEFX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE TAX-EFFICIENT EQUITY FUND

HIGHLIGHTS

■

The Tax-Efficient Equity Fund returned 8.92% in the last six months and outperformed the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index. The fund outperformed the Russell benchmark due to generally favorable stock selection, particularly in the industrials and business services sector.

■

The fund is somewhat unique in that it focuses on after-tax returns. Our high tax-efficiency ratio is supported by an extremely low portfolio turnover rate—8.2% over the last year—compared with other growth portfolios focused only on pretax returns.

■	With interest rates extraordinarily low, we expect stocks to have strong relative returns. However, equities will likely have performance below historical averages.

■

Given our focus on companies that feature steady growth and reasonable valuations, particularly mid-cap companies with the potential to be acquired by larger businesses looking to boost their own growth prospects, we believe this slow-growth, low-inflation environment is good for our investment style.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Despite rising concerns about tariffs and slower global growth, financial markets delivered generally solid returns in the first half of your fund’s fiscal year, the six months ended August 31, 2019. The large-cap S&P 500 Index reached a record high, and bonds produced strong returns as yields tumbled. However, a strengthening U.S. dollar weighed on returns for U.S. investors in foreign securities.

The period was highlighted by the first Federal Reserve rate cut since 2008. At the end of July, after signaling a shift to a more dovish outlook earlier in the year, Fed policymakers cut their benchmark short-term lending rate by a quarter-point, to a range of 2.00% to 2.25%. In another accommodative gesture, the central bank policymakers announced the end of balance sheet reduction two months earlier than previously planned.

Along with below-target inflation in the U.S., the Fed cited concerns about the impact of decelerating global growth. A slowdown in manufacturing activity was especially notable in Germany, a range of economic indicators in China trended downward through the summer, and waning demand from its trading partners weighed on Japan’s exports.

In contrast, the U.S. economy remained generally healthy during the period. Job growth continued, helping keep the unemployment rate near a 50-year low; wage growth quickened; and consumer demand remained strong. However, manufacturing weakened as it did overseas. The Institute for Supply Management’s gauge of manufacturing activity for August indicated a contraction for the first time since 2016.

Corporate earnings growth declined in the first half of 2019, but, according to FactSet, second-quarter earnings reports for the S&P 500 generally exceeded expectations, helping support stock returns. The S&P 500 reached a record high near the end of July, driven by anticipation of the impending Fed rate cut and optimism for progress in U.S.-China trade talks.

However, the mood quickly shifted on August 1, when President Donald Trump announced that the U.S. would impose a 10% tariff on the roughly $300 billion in Chinese imports not currently facing duties. The news led to the stock market’s biggest intraday plunge since May, and stocks tumbled again when China allowed the yuan to fall below a key threshold with the dollar, raising concerns the trade war was expanding into a currency war.

Despite the August downturn, most U.S. equity benchmarks finished the six-month period with positive results. Large-cap stocks outperformed small-caps, which fell for the period, and growth stocks solidly outperformed value shares.

August’s trade concerns helped spark a rally in safe-haven securities such as U.S. Treasuries. The yield on the 30-year Treasury bond hit a record low in August, falling below the 2% mark for the first time, and the benchmark 10-year Treasury note’s yield fell to its lowest level since 2016. Despite being at or near record lows, Treasuries offered higher yields than many foreign markets, where bond yields were in negative territory. (Bond prices and yields move in opposite directions.)

Yields of shorter-maturity Treasuries did not fall as much, leading to a brief inversion of the closely watched two-year/10-year portion of the yield curve—meaning the shorter-maturity security was yielding more than the longer-maturity Treasury.

Municipal bonds produced solid results but lagged the Treasury rally for the period. Longer-term muni yields reached all-time lows as cash flowed into the muni asset class at a record pace, and the supply of bonds remained below historical averages. Fundamentals were also positive as higher-than-expected tax revenue eased fiscal concerns in some states. Strong demand for higher-yielding securities, such as Puerto Rico debt and high yield tobacco bonds, helped lower-quality munis outperform higher-quality debt. High yield Puerto Rico bonds were especially strong as federal aid has helped stabilize the commonwealth’s finances in the near term.

As of this writing, the global outlook has improved somewhat, and recent signals from the U.S. and China have been more conciliatory, with the two sides scheduled to resume trade talks. Nonetheless, we will keep a close eye on the continuing trade war and other key developments. I am confident that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Efficient Equity Fund returned 8.92% versus 8.37% for its benchmark, the Russell 3000 Growth Index, and 6.74% for the Lipper Multi-Cap Growth Funds Index. (Performance for the fund’s I Class shares will vary due to a different fee structure. The fund’s I Class shares are designed to be sold to various institutional investors and generally require a minimal initial investment of $1 million. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund outperformed the Russell benchmark due to generally favorable stock selection, particularly in the industrials and business services sector and, to a lesser extent, the materials sector. In the industrials sector, we like high-quality companies that provide relatively stable earnings under varying economic conditions. Professional services companies such as CoStar Group, which is the leading provider of commercial real estate information, analytics, and internet marketing services, and credit bureaus TransUnion and Equifax were among our top contributors to both absolute and relative performance. In materials, where we seek differentiated companies that are well positioned for the long term, our investments in aluminum packaging maker Ball and aggregate company Vulcan Materials were also significant contributors. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

On the other hand, our stock selection in the energy and consumer staples sectors detracted from our performance advantage. In energy, where we look for differentiated service companies and those that are adept at finding underlying resources and are well-positioned in the lowest cost basins, our stakes in Cabot Oil & Gas and Centennial Resource Development fared poorly. In consumer staples, where most of our holdings are mature companies with strong, widely recognized brands, our positions in tobacco company Philip Morris International and spirits maker Diageo were relative underperformers.

The portfolio’s 99.84% tax-efficiency ratio means that the fund has made only minimal taxable distributions since its inception on December 29, 2000, through August 31, 2019, in our pursuit of strong long-term after-tax returns. (The fund’s tax-efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return.) At 8.20%, our 12-month portfolio turnover rate is extremely low compared with other growth portfolios whose managers focus only on pretax returns. As a result, these other funds tend to make large annual capital gain distributions to their shareholders, and, thus, their after-tax returns are often dramatically lower than their pretax returns.

How is the fund positioned?

The fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build and maintain a portfolio that provides strong after-tax returns over time.

Many of the fund’s fundamental characteristics are somewhat similar to those of the Russell 3000 Growth Index. However, the portfolio’s market capitalization at the end of August was almost $30 billion versus more than $115 billion for the benchmark, reflecting our tilt away from the largest companies. Over the last five years, large-cap growth stocks have outperformed other investment styles, resulting in what we believe are better long-term opportunities in the mid-cap universe. Mid-caps are generally less mature, tend to have higher earnings growth potential, and, in some cases, offer more appealing valuations than their large-cap peers.

As of August 31, the 12-month forward price/earnings ratio of the fund’s holdings (25.8) was a little higher than that of the Russell index (23.9), and the projected long-term earnings growth rate (12.7%) slightly exceeded that of the index (11.8%). The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, was 23.3% versus 31.2% for the index. While we consider a high ROE to be desirable, we do not necessarily seek companies with the highest ROEs. We prefer businesses with steady and sustainable growth and profitability, rather than companies whose growth and profitability are high but unsustainable.

As shown in the Sector Diversification table below, the fund’s information technology allocation at the end of August was the largest in absolute terms, though we had a notable underweight versus the benchmark. We like tech companies with strong business models in industries with high barriers to entry and low risk of commoditization. Other material underweights were the health care and communication services sectors. On the other hand, our most significant sector overweights were financials, where we look for differentiated companies with high returns on invested capital; industrials and business services; and consumer discretionary, where many companies have good business models and excellent cash flows. We like leading consumer companies in their respective niches, and we avoid businesses that Amazon.com—our largest individual position—can easily attack.

What is portfolio management’s outlook?

The U.S. stock market has enjoyed very strong performance in the year-to-date period, as well as over the last few years. While the longer-term prospects for equities remain favorable, it would not be surprising to see equity returns that are lower than historical averages. Nevertheless, with interest rates still incredibly low, we expect stocks to perform much better over time than the fixed income market. Inflation-adjusted fixed income returns will be very modest at best and likely negative. We encourage equity investors to maintain a multiyear time horizon.

The economic and stock market sugar rush stemming from the passage of tax reform in 2017 has worn off, and we have returned to an environment of slow growth and low inflation. Given our focus on companies that feature steady growth and reasonable valuations, particularly mid-cap companies with the potential to be acquired by larger businesses looking to boost their own growth prospects, this is a good environment for our investment style.

While many investors are preoccupied with U.S.-China trade relations or the potential for a recession, we choose not to be distracted by these inherently unforecastable events. The timing of recessions and the outcomes of trade disputes are not predictable, and, thus, making such predictions is something we don’t do. We remain dedicated to our well-established, disciplined process of finding and investing in companies with favorable attributes and staying fully invested. We believe that our long-term focus, valuation sensitivity, quality bias, and risk-awareness have contributed to our favorable long-term performance record and will continue to serve our investors well over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EFFICIENT EQUITY FUND

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform when compared with other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, the fund’s attempts at investing in a tax-efficient manner could cause it to underperform similar funds that do not make tax efficiency a primary focus.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 8/31/19
Amazon.com	3.2%
Alphabet	3.0
Visa	2.5
Facebook	2.4
MasterCard	2.2
Microsoft	2.0
UnitedHealth Group	1.5
Salesforce.com	1.3
Fidelity National Information Services	1.2
Boeing	1.1
Home Depot	1.1
NVIDIA	1.0
S&P Global	0.9
SBA Communications	0.9
PayPal Holdings	0.9
ServiceNow	0.8
Netflix	0.8
Fiserv	0.8
BlackRock	0.8
TransUnion	0.8
Booking Holdings	0.7
Charles Schwab	0.7
CoStar Group	0.7
Dollar General	0.7
Intuitive Surgical	0.7
Total	**32.7%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

I Class

	6 Months Ended 8/31/19	Year Ended 2/28/19	7/6/17[1] Through 2/28/18
NET ASSET VALUE			
Beginning of period	$ 32.85	$ 30.35	$ 26.44
Investment activities			
Net investment income[2][3]	0.04	0.10	0.07
Net realized and unrealized gain/loss	2.90	2.81	4.74
Total from investment activities	2.94	2.91	4.81
Distributions			
Net investment income	-	(0.07)	(0.08)
Net realized gain	-	(0.34)	(0.82)
Total distributions	-	(0.41)	(0.90)
NET ASSET VALUE			
End of period	**$ 35.79**	**$ 32.85**	**$ 30.35**

Ratios/Supplemental Data

Total return[3][4]	**8.95%**	**9.70%**	**18.38%**
Ratios to average net assets:[3]			
Gross expenses before waivers/payments by Price Associates	0.70%[5]	0.73%	0.83%[5]
Net expenses after waivers/payments by Price Associates	0.69%[5]	0.69%	0.69%[5]
Net investment income	0.26%[5]	0.31%	0.53%[5]
Portfolio turnover rate	2.2%	12.1%	11.7%
Net assets, end of period (in thousands)	$ 73,590	$ 58,744	$ 6,133

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 5 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

CONSUMER DISCRETIONARY 15.9%		
Auto Components 0.3%		
Aptiv	19,600	1,630
		1,630
Automobiles 0.2%		
Ferrari	2,940	464
Tesla (1)(2)	2,500	564
		1,028
Distributors 0.1%		
Pool	3,256	639
		639
Diversified Consumer Services 0.7%		
Bright Horizons Family Solutions (1)	8,100	1,337
Grand Canyon Education (1)	5,800	728
Service Corporation International	40,800	1,889
		3,954
Hotels, Restaurants & Leisure 3.4%		
Aramark	7,000	286
Choice Hotels International	4,200	382
Domino's Pizza	7,300	1,656
Dunkin' Brands Group	13,800	1,137
Extended Stay America	15,300	215
Hilton Worldwide Holdings	32,237	2,978
Marriott International, Class A	9,407	1,186
MGM Resorts International	25,300	710
Norwegian Cruise Line Holdings (1)	9,000	457
Papa John's International (2)	3,000	149
Restaurant Brands International	20,078	1,575
Royal Caribbean Cruises	6,100	636
Starbucks	23,800	2,298
Wynn Resorts	13,200	1,454
Yum China Holdings	20,800	945
Yum! Brands	18,400	2,149
		18,213

Household Durables 0.3%		
Mohawk Industries (1)	1,800	214
NVR (1)	270	972
Toll Brothers	5,600	202
		1,388
Internet & Direct Marketing Retail 5.1%		
Alibaba Group Holding, ADR (1)	16,457	2,881
Amazon.com (1)	9,700	17,230
Booking Holdings (1)	2,000	3,933
Chewy, Class A (1)(2)	7,341	242
Ctrip.com International, ADR (1)	22,200	719
Farfetch, Class A (1)(2)	10,471	102
GrubHub (1)(2)	2,600	154
MercadoLibre (1)	3,800	2,260
Wayfair, Class A (1)(2)	2,510	283
		27,804
Multiline Retail 1.1%		
Dollar General	23,600	3,684
Dollar Tree (1)	15,200	1,543
Ollie's Bargain Outlet Holdings (1)(2)	8,100	449
		5,676
Specialty Retail 4.0%		
AutoZone (1)	400	441
Burlington Stores (1)	11,800	2,390
CarMax (1)(2)	19,000	1,582
Five Below (1)	4,200	516
Home Depot	25,200	5,743
O'Reilly Automotive (1)	6,700	2,571
Ross Stores	17,700	1,877
Tiffany (2)	14,800	1,256
TJX	34,100	1,875
Tractor Supply	14,400	1,467
Ulta Beauty (1)	6,900	1,640
Williams-Sonoma (2)	3,300	217
		21,575

Textiles, Apparel & Luxury Goods 0.7%		
Lululemon Athletica (1)	9,500	1,754
NIKE, Class B	22,900	1,935
PVH	2,500	190
Tapestry	4,000	83
		3,962
Total Consumer Discretionary		85,869
CONSUMER STAPLES 4.0%		
Beverages 1.8%		
Brown-Forman, Class B	15,612	921
Coca-Cola	39,200	2,158
Constellation Brands, Class A	7,500	1,533
Diageo, ADR	16,700	2,860
Keurig Dr Pepper (2)	21,900	597
Monster Beverage (1)	15,300	898
PepsiCo	6,300	861
		9,828
Food & Staples Retailing 0.1%		
Casey's General Stores	3,500	588
		588
Food Products 1.0%		
Conagra Brands	10,063	285
Hershey	10,900	1,728
Hormel Foods (2)	7,811	333
McCormick	15,000	2,443
Tyson Foods, Class A	8,000	744
		5,533
Household Products 0.6%		
Church & Dwight	16,200	1,292
Clorox	6,800	1,076
Colgate-Palmolive	6,600	489
		2,857

Tobacco 0.5%		
Altria Group	10,200	446
Philip Morris International	32,200	2,321
		2,767
Total Consumer Staples		21,573
ENERGY 0.8%		
Energy Equipment & Services 0.1%		
Schlumberger	10,300	334
		334
Oil, Gas & Consumable Fuels 0.7%		
Cabot Oil & Gas	33,300	570
Centennial Resource Development, Class A (1)(2)	52,981	255
Concho Resources	9,676	708
Continental Resources (1)(2)	5,100	149
Diamondback Energy	10,700	1,050
HollyFrontier	9,700	430
Jagged Peak Energy (1)(2)	50,200	346
Venture Global, Series B, Acquisition Date: 3/8/18, Cost $15 (1)(3)(4)	5	26
Venture Global, Series C, Acquisition Date: 10/16/17 – 3/8/18, Cost $216 (1)(3)(4)	58	302
		3,836
Total Energy		4,170
FINANCIALS 8.2%		
Banks 0.8%		
BankUnited	5,500	175
Fifth Third Bancorp	12,400	328
First Republic Bank	18,700	1,678
Pinnacle Financial Partners	4,000	211
Signature Bank	3,100	361
SVB Financial Group (1)	4,000	778
Webster Financial	16,600	743
		4,274

Capital Markets 5.8%		
BlackRock	10,200	4,310
Cboe Global Markets	28,700	3,420
Charles Schwab	102,000	3,904
CME Group	11,010	2,392
E*TRADE Financial	12,900	538
FactSet Research Systems (2)	1,000	272
Intercontinental Exchange	13,700	1,281
Lazard, Class A	18,000	618
MarketAxess Holdings	6,200	2,465
Moody's	15,500	3,342
MSCI	3,200	751
Nasdaq	5,800	579
Northern Trust	11,400	1,002
S&P Global	19,700	5,126
TD Ameritrade Holding	32,600	1,448
Tradeweb Markets, Class A	5,387	229
		31,677
Consumer Finance 0.2%		
Discover Financial Services	9,900	792
Green Dot, Class A (1)	3,700	113
		905
Insurance 1.4%		
Assurant	8,900	1,095
Axis Capital Holdings	11,200	688
Fidelity National Financial	17,900	786
Marsh & McLennan	9,500	949
Progressive	26,900	2,039
Willis Towers Watson	9,700	1,920
		7,477
Total Financials		44,333
HEALTH CARE 12.7%		
Biotechnology 2.3%		
Agios Pharmaceuticals (1)(2)	4,300	163

Alexion Pharmaceuticals (1)	9,800	987
Alkermes (1)	13,300	279
Alnylam Pharmaceuticals (1)	11,400	920
Amgen	3,000	626
Argenx, ADR (1)(2)	1,533	202
Ascendis Pharma, ADR (1)	1,454	163
BioMarin Pharmaceutical (1)	21,400	1,606
Bluebird Bio (1)(2)	1,500	155
Blueprint Medicines (1)	2,000	153
Exelixis (1)	18,500	367
FibroGen (1)	3,200	143
Incyte (1)	11,300	925
Neurocrine Biosciences (1)	7,192	715
Regeneron Pharmaceuticals (1)	2,500	725
Sage Therapeutics (1)(2)	3,477	597
Sarepta Therapeutics (1)	3,900	352
Seattle Genetics (1)	13,298	966
Ultragenyx Pharmaceutical (1)(2)	2,500	136
Vertex Pharmaceuticals (1)	11,900	2,142
		12,322
Health Care Equipment & Supplies 4.0%		
ABIOMED (1)	5,800	1,120
Align Technology (1)	8,200	1,501
Becton Dickinson & Company	8,200	2,082
Cooper	8,100	2,509
DexCom (1)	9,500	1,630
Exact Sciences (1)	15,500	1,848
Hologic (1)	22,600	1,116
ICU Medical (1)	1,459	236
IDEXX Laboratories (1)	8,300	2,405
Intuitive Surgical (1)	7,050	3,605
Novocure (1)	2,500	227
Penumbra (1)(2)	2,300	335
STERIS	2,265	350
Teleflex	5,600	2,038

West Pharmaceutical Services	2,100	305
		21,307
Health Care Providers & Services 3.3%		
Acadia Healthcare (1)(2)	10,100	267
Amedisys (1)	2,700	348
Anthem	5,600	1,464
Centene (1)	30,500	1,422
DaVita (1)(2)	6,400	361
Henry Schein (1)	5,900	364
Humana	4,300	1,218
Molina Healthcare (1)	14,300	1,863
UnitedHealth Group	35,000	8,190
Universal Health Services, Class B	6,600	954
WellCare Health Plans (1)	5,798	1,570
		18,021
Health Care Technology 0.5%		
Cerner	9,400	648
Veeva Systems, Class A (1)	14,000	2,245
		2,893
Life Sciences Tools & Services 1.6%		
Agilent Technologies	24,800	1,763
Avantor (1)(2)	97,120	1,700
Bruker	6,000	259
Illumina (1)	5,600	1,575
IQVIA Holdings (1)	3,800	590
Mettler-Toledo International (1)	2,500	1,642
PRA Health Sciences (1)	4,400	435
QIAGEN (1)(2)	16,400	569
		8,533
Pharmaceuticals 1.0%		
Catalent (1)(2)	8,900	469
Elanco Animal Health (1)	20,914	544
GW Pharmaceuticals, ADR (1)(2)	1,000	143
Jazz Pharmaceuticals (1)	4,300	551
Nektar Therapeutics (1)(2)	2,500	44

Perrigo	8,400	393
Zoetis	26,200	3,312
		5,456
Total Health Care		68,532
INDUSTRIALS & BUSINESS SERVICES 12.9%		
Aerospace & Defense 2.9%		
Boeing	16,100	5,862
BWX Technologies (2)	10,500	622
Hexcel	7,800	656
Huntington Ingalls Industries	3,400	711
L3Harris Technologies	13,540	2,862
Northrop Grumman	4,200	1,545
Textron	11,900	536
TransDigm Group	5,800	3,122
		15,916
Air Freight & Logistics 0.3%		
CH Robinson Worldwide (2)	5,200	439
Expeditors International of Washington	3,700	263
United Parcel Service, Class B	9,300	1,104
		1,806
Airlines 0.9%		
Alaska Air Group	33,800	2,019
American Airlines Group	34,300	902
Copa Holdings, Class A	3,600	371
Southwest Airlines	18,800	984
United Airlines Holdings (1)	8,400	708
		4,984
Building Products 0.5%		
A.O. Smith	10,700	498
Allegion	13,800	1,329
Fortune Brands Home & Security	20,200	1,031
		2,858
Commercial Services & Supplies 1.5%		
Cintas	10,000	2,638

Copart (1)	12,600	950
IAA (1)	23,400	1,143
KAR Auction Services	23,400	621
Ritchie Bros Auctioneers	7,400	293
Rollins (2)	31,200	1,024
Waste Connections	18,975	1,744
		8,413
Construction & Engineering 0.1%		
Valmont Industries	2,100	285
		285
Electrical Equipment 0.6%		
AMETEK	6,287	540
Generac Holdings (1)	3,800	297
Hubbell	6,000	787
Rockwell Automation	5,700	871
Sensata Technologies Holding (1)	13,300	606
		3,101
Industrial Conglomerates 0.2%		
Roper Technologies	2,300	843
		843
Machinery 1.6%		
Cummins	2,500	373
Deere	6,700	1,038
Donaldson (2)	4,100	198
Flowserve	3,000	128
Fortive	12,101	858
Graco	12,000	547
IDEX	2,925	482
Middleby (1)(2)	8,100	888
Nordson	3,500	476
PACCAR	4,000	262
Snap-on	4,600	684
Toro	6,900	497
Wabtec	13,514	935
Woodward	5,500	593

Xylem	6,100	468
		8,427
Marine 0.0%		
Kirby (1)	1,500	110
		110
Professional Services 2.6%		
CoStar Group (1)	6,000	3,689
Equifax	10,800	1,581
IHS Markit (1)	21,704	1,424
ManpowerGroup	2,800	229
Robert Half International	13,700	732
TransUnion	50,600	4,233
Verisk Analytics	13,000	2,100
		13,988
Road & Rail 1.4%		
JB Hunt Transport Services	7,832	846
Kansas City Southern	11,900	1,497
Landstar System	1,900	212
Old Dominion Freight Line	8,300	1,359
Schneider National, Class B	13,619	265
Union Pacific	22,000	3,563
		7,742
Trading Companies & Distributors 0.3%		
Fastenal	7,000	214
HD Supply Holdings (1)	22,800	887
Watsco	2,200	360
		1,461
Total Industrials & Business Services		69,934
INFORMATION TECHNOLOGY 31.8%		
Communications Equipment 0.3%		
Motorola Solutions	9,200	1,665
		1,665

Electronic Equipment, Instruments & Components 1.8%		
Amphenol, Class A	32,100	2,810
CDW	23,500	2,714
Cognex	10,100	455
Coherent (1)(2)	3,000	435
Corning	29,400	819
FLIR Systems	2,900	143
IPG Photonics (1)	3,500	433
Keysight Technologies (1)	15,500	1,501
Littelfuse	3,100	484
		9,794
IT Services 13.4%		
Accenture, Class A	12,200	2,418
Black Knight (1)	17,995	1,120
Booz Allen Hamilton Holding	19,100	1,442
Cognizant Technology Solutions, Class A	13,600	835
CoreLogic (1)	14,400	697
EPAM Systems (1)	2,200	421
Euronet Worldwide (1)	7,300	1,118
Fidelity National Information Services	47,703	6,498
Fiserv (1)	40,500	4,331
FleetCor Technologies (1)	6,600	1,969
Gartner (1)	13,400	1,791
Genpact	9,500	389
Global Payments	18,100	3,004
GoDaddy, Class A (1)	22,500	1,425
Leidos Holdings	10,700	935
Mastercard, Class A	41,600	11,705
Okta (1)	14,900	1,885
Paychex	6,000	490
PayPal Holdings (1)	45,500	4,962
Sabre	50,700	1,199
Shopify, Class A (1)	8,500	3,276
StoneCo, Class A (1)(2)	9,066	273
Total System Services	12,700	1,705

Twilio, Class A (1)(2)	15,400	2,009
VeriSign (1)	9,200	1,875
Visa, Class A	74,500	13,471
WEX (1)	5,900	1,207
		72,450
Semiconductors & Semiconductor Equipment 4.8%		
Analog Devices	7,900	868
Entegris	27,400	1,173
KLA-Tencor	19,700	2,914
Lam Research	7,800	1,642
Marvell Technology Group	48,818	1,170
Maxim Integrated Products	48,600	2,651
Microchip Technology (2)	31,100	2,685
Monolithic Power Systems (2)	5,400	813
NVIDIA	32,800	5,494
QUALCOMM	27,700	2,154
Skyworks Solutions	28,900	2,175
Xilinx	24,600	2,560
		26,299
Software 11.4%		
Adobe (1)	10,500	2,987
ANSYS (1)	2,300	475
Atlassian, Class A (1)	23,291	3,133
Autodesk (1)	14,500	2,071
Cadence Design Systems (1)	20,800	1,424
CDK Global	5,700	246
Ceridian HCM Holding (1)(2)	10,727	620
Coupa Software (1)	10,700	1,487
Crowdstrike Holdings, Class A (1)(2)	2,254	183
Datadog, Acquisition Date: 5/7/19, Cost $55 (1)(3)(4)	1,155	55
DocuSign (1)	12,508	584
Dropbox, Class A (1)	9,354	167
Dynatrace (1)(2)	13,248	304
Fortinet (1)	10,900	863
Guidewire Software (1)(2)	8,500	818

Intuit	11,500	3,316
Microsoft	80,500	11,098
New Relic (1)	5,100	292
Palo Alto Networks (1)	12,400	2,525
Paycom Software (1)	5,600	1,401
Pluralsight, Class A (1)(2)	7,793	125
Proofpoint (1)	7,700	875
RealPage (1)(2)	16,710	1,064
salesforce.com (1)	43,395	6,773
ServiceNow (1)	17,200	4,504
Slack Technologies, Class A (1)(2)	9,868	283
Splunk (1)	24,300	2,717
SS&C Technologies Holdings	41,526	1,936
Symantec	10,000	232
Synopsys (1)	15,400	2,184
Tyler Technologies (1)	8,900	2,283
Workday, Class A (1)	19,629	3,480
Zendesk (1)	12,000	962
Zoom Video Communications, Class A (1)(2)	1,178	108
		61,575
Technology Hardware, Storage & Peripherals 0.1%		
Pure Storage, Class A (1)	35,101	572
		572
Total Information Technology		172,355
MATERIALS 2.9%		
Chemicals 1.3%		
Air Products & Chemicals	2,700	610
Axalta Coating Systems (1)	11,100	321
Celanese	5,600	635
CF Industries Holdings	7,000	337
Linde	7,300	1,379
PPG Industries	8,400	931
RPM International	12,600	853
Sherwin-Williams	3,600	1,896

Valvoline	8,636	195
		7,157
Construction Materials 0.6%		
Eagle Materials	4,400	371
Vulcan Materials	21,900	3,093
		3,464
Containers & Packaging 0.9%		
Avery Dennison	8,000	925
Ball	36,800	2,959
International Paper	7,500	293
Sealed Air	14,000	557
		4,734
Metals & Mining 0.1%		
Kirkland Lake Gold (2)	12,500	609
		609
Total Materials		15,964
REAL ESTATE 2.0%		
Equity Real Estate Investment Trusts 1.8%		
American Campus Communities, REIT	5,376	250
Crown Castle International, REIT	17,200	2,497
CubeSmart, REIT	11,500	413
Equinix, REIT	1,500	834
Federal Realty Investment Trust, REIT	1,000	129
Iron Mountain, REIT (2)	5,500	175
MGM Growth Properties, Class A, REIT	13,300	410
SBA Communications, REIT	19,000	4,986
SL Green Realty, REIT	3,100	249
VEREIT, REIT	14,000	137
		10,080
Real Estate Management & Development 0.2%		
Jones Lang LaSalle	6,700	898
WeWork, Class A, Acquisition Date: 12/9/14, Cost $26 (1)(3)(4)	1,753	95
		993
Total Real Estate		11,073

UTILITIES 0.3%		
Gas Utilities 0.1%		
Atmos Energy	5,100	562
		562
Multi-Utilities 0.1%		
NiSource	8,500	251
		251
Water Utilities 0.1%		
American Water Works	5,056	644
		644
Total Utilities		1,457
Total Common Stocks (Cost $320,927)		**538,177**
CONVERTIBLE PREFERRED STOCKS 0.4%		
CONSUMER DISCRETIONARY 0.2%		
Internet & Direct Marketing Retail 0.2%		
Airbnb, Series D, Acquisition Date: 4/16/14, Cost $225 (1)(3)(4)	5,529	652
Airbnb, Series E, Acquisition Date: 7/14/15, Cost $112 (1)(3)(4)	1,207	142
Total Consumer Discretionary		794
INFORMATION TECHNOLOGY 0.1%		
Software 0.1%		
Tanium, Series G, Acquisition Date: 8/26/15, Cost $141 (1)(3)(4)	28,431	247
Uipath, Series D-1, Acquisition Date: 4/26/19, Cost $395 (1)(3)(4)	10,027	395
Uipath, Series D-2, Acquisition Date: 4/26/19, Cost $66 (1)(3)(4)	1,684	66
Total Information Technology		708
REAL ESTATE 0.1%		
Real Estate Management & Development 0.1%		
WeWork, Series D-1, Acquisition Date: 12/9/14, Cost $51 (1)(3)(4)	3,081	166

WeWork, Series D-2, Acquisition Date: 12/9/14, Cost $40 (1)(3)(4)	2,420	131
WeWork, Series E, Acquisition Date: 6/23/15, Cost $209 (1)(3)(4)	6,344	343
Total Real Estate		640
Total Convertible Preferred Stocks (Cost $1,239)		**2,142**

SHORT-TERM INVESTMENTS 0.2%

Money Market Funds 0.2%

T. Rowe Price Government Reserve Fund, 2.15% (5)(6)	1,182,177	1,182
Total Short-Term Investments (Cost $1,182)		**1,182**

SECURITIES LENDING COLLATERAL 3.2%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 3.2%

Short-Term Funds 3.2%

T. Rowe Price Short-Term Fund, 2.22% (5)(6)	1,755,448	17,555
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		17,555
Total Securities Lending Collateral (Cost $17,555)		**17,555**

Total Investments in Securities	
103.2% of Net Assets (Cost $340,903)	**$ 559,056**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 3. All or a portion of this security is on loan at August 31, 2019.
(3) See Note 2. Level 3 in fair value hierarchy.
(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $2,620 and represents 0.5% of net assets.
(5) Seven-day yield
(6) Affiliated Companies
ADR American Depositary Receipts
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. The fund has two classes of shares: the Tax-Efficient Equity Fund (Investor Class) and the Tax-Efficient Equity Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees Prior to April 1, 2019, a 1% fee was assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class's net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended August 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at August 31, 2019, totaled $89,000 for the six months ended August 31, 2019. During the six months, transfers out of Level 3 include securities acquired as a result of a corporate action.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At August 31, 2019, the value of loaned securities was $16,975,000; the value of cash collateral and related investments was $17,555,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $97,702,000 and $10,376,000, respectively, for the six months ended August 31, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At August 31, 2019, the cost of investments for federal income tax purposes was $340,935,000. Net unrealized gain aggregated $218,121,000 at period-end, of which $224,069,000 related to appreciated investments and $5,948,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended August 31, 2019 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $311,000 remain subject to repayment by the fund at August 31, 2019.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2019, expenses incurred pursuant to these service agreements were $38,000 for Price Associates and $59,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended August 31, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group) and first and second quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 17, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	October 17, 2019